Exhibit 99.1

Access National Declares Dividend, Reports Third Quarter Earnings

RESTON, Va.--(BUSINESS WIRE)--October 17, 2016--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank (Bank), reported third quarter 2016 net income of $4.4 million, or $0.42 per common share. This represents the Corporation’s 65th consecutive quarterly profit over its 67 quarter history. Consistent with management’s stated objective of a 40%-50% payout ratio against core earnings, the Board of Directors declared a cash dividend of $0.15 per share for holders of record as of October 31, 2016 and payable on November 25, 2016. The routine dividend affirms Management’s favorable outlook on forward earnings and capital adequacy.

Third quarter 2016 pretax earnings rose by $879 thousand or 14.6% when compared to third quarter 2015 pretax earnings. Third quarter 2016 pretax income for the banking segment decreased $210 thousand from third quarter 2015 due mainly to an increase of $750 thousand in the provision for loan loss. The banking segment interest income increased $1.6 million when compared to third quarter 2015 which was partially offset by an increase in salaries and benefits and interest expense of $444 thousand and $577 thousand, respectively. The mortgage segment’s pretax earnings increase of $1.2 million over third quarter 2015 was due mainly to an increase in gains recorded on secondary mortgage activity due to more favorable gain on sale margins.

The net interest margin decreased from 3.70% to 3.49% when comparing third quarter 2015 to third quarter 2016. On a linked quarter basis, the margin decreased from 3.51% for the three months ended June 30, 2016 when compared to 3.49% for the three months ended September 30, 2016.

On a consolidated basis, the Corporation reported annualized return on average assets of 1.34% and 1.40% for the three month periods ended September 30, 2016 and 2015, respectively. Meanwhile, the annualized return on average equity was 14.92% and 15.09% for the three month periods ended September 30, 2016 and 2015, respectively.

Total assets were $1.4 billion at September 30, 2016 and grew $184.3 million and $244.6 million when compared to December 31, 2015 and September 30, 2015, respectively. The $184.3 million growth in assets since December 31, 2015 was due mainly to an increase in loans held for investment of $79.1 million and a $43.2 million increase in interest-bearing balances. Additionally, loans held for sale increased $26.9 million while investment securities increased $25.0 million from December 31, 2015. Commercial loan growth continues to remain the leading driver in the year-over-year growth rate of loans held for investment of 13.8%.

Total deposits at September 30, 2016 were $1.115 billion, an increase of $201.3 million and $183.6 million when compared to December 31, 2015 and September 30, 2015, respectively. At September 30, 2016, non-interest bearing deposits were $409.6 million, an increase of $101.8 million from the December 31, 2015 figure and an increase of $75.3 million from the September 30, 2015 figure. The year-over-year growth rate in non-interest bearing deposits of 22.5% was due to management’s continued focus on expanding business banking relationships. Interest-bearing deposits increased to $705.5 million at September 30, 2016, an increase of $99.5 million since December 31, 2015 and an increase of $108.3 million when compared to the September 30, 2015 balances. A targeted marketing campaign was the majority of the reason for growth in this category which saw a year-over-year increase in savings and money market accounts of $123.4 million and an increase in time deposits of $29.2 million. These increases were offset by a $48.7 million reduction in wholesale funding when comparing September 30, 2016 to September 30, 2015.

Non-performing assets (NPAs) decreased to $5.8 million at September 30, 2016 from $6.6 million at September 30, 2015, representing 0.43% and 0.59% of total assets, respectively. The allowance for loan loss was $14.7 million and $13.5 million at September 30, 2016 and September 30, 2015, respectively, and represented 1.52% and 1.59% of total loans held for investment at September 30, 2016 and 2015, respectively.

Book value per common share increased from $10.23 at September 30, 2015 to $11.44 at September 30, 2016. The tangible common equity ratio for Access National Corporation and its subsidiary bank was 8.78% at September 30, 2016, within the Corporation’s target range of 8.00% to 10.50%.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the Company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	September 30,	December 31,	September 30,
	2016	2015	2015
(In Thousands Except for Share and Per Share Data)	(Unaudited)		(Unaudited)

ASSETS

Cash and due from banks	$14,109	$11,291	$11,085

Interest-bearing balances and federal funds sold	67,801	24,598	33,781

Investment securities:
Available-for-sale, at fair value	190,265	160,162	141,572
Held-to-maturity, at amortized cost (fair value of $9,475, $14,314 and $14,487)	9,214	14,287	14,293
Total investment securities	199,479	174,449	155,865

Restricted Stock, at amortized cost	6,309	7,259	4,071

Loans held for sale - at fair value	70,998	44,135	35,904

Loans held for investment net of allowance for loan losses of $14,696, $13,563 and $13,474, respectively	951,849	873,915	835,563

Premises, equipment and land, net	6,875	6,689	6,811

Other assets	45,418	36,212	35,149

Total assets	$1,362,838	$1,178,548	$1,118,229

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$409,558	$307,797	$334,225

Savings and interest-bearing deposits	436,865	293,711	278,050

Time deposits	268,630	312,236	319,160

Total deposits	1,115,053	913,744	931,435

Short-term borrowings	41,336	91,129	59,699

Long-term borrowings	75,000	55,000	10,000

Other liabilities and accrued expenses	10,118	9,537	9,466

Total Liabilities	1,241,507	1,069,410	1,010,600

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding, 10,610,279, 10,544,751 and 10,521,317, respectively	8,860	8,805	8,785

Additional paid in capital	21,159	19,953	19,588

Retained earnings	90,026	81,385	79,048

Accumulated other comprehensive income (loss), net	1,286	(1,005)	208

Total shareholders' equity	121,331	109,138	107,629

Total liabilities and shareholders' equity	$1,362,838	$1,178,548	$1,118,229

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
(In Thousands Except for Share and Per Share Data)	(unaudited)		(unaudited)

INTEREST INCOME
Interest and fees on loans	$11,647	$10,254	$33,877	$29,659

Interest on federal funds sold and bank balances	98	34	264	95

Interest and dividends on securities	1,033	868	2,954	2,465
Total interest income	12,778	11,156	37,095	32,219

INTEREST EXPENSE
Interest on deposits	1,349	990	3,774	2,590

Interest on other borrowings	286	69	867	283
Total interest expense	1,635	1,059	4,641	2,873
Net interest income	11,143	10,097	32,454	29,346

Provision for loan losses	750	-	870	150
Net interest income after provision for loan losses	10,393	10,097	31,584	29,196

NONINTEREST INCOME
Service charges and fees	249	236	748	651

Gain on sale of loans	8,316	5,834	19,419	15,110

Other Income	120	342	4,510	4,037
Total noninterest income	8,685	6,412	24,677	19,798

NONINTEREST EXPENSE
Salaries and benefits	8,208	6,703	24,283	20,419

Occupancy and equipment	768	751	2,278	2,247

Other operating expense	3,193	3,025	9,040	8,713
Total noninterest expense	12,169	10,479	35,601	31,379
Income before income tax	6,909	6,030	20,660	17,615

Income tax expense	2,484	2,086	7,262	6,114
NET INCOME	4,425	3,944	13,398	11,501

Earnings per common share:
Basic	$0.42	$0.37	$1.27	$1.09
Diluted	$0.41	$0.37	$1.26	$1.09

Average outstanding shares:
Basic	10,595,599	10,519,954	10,575,088	10,504,086
Diluted	10,689,167	10,593,415	10,644,897	10,567,173

Performance and Capital Ratios

	Three Months	Three Months	Nine Months	Nine Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	June 30,	September 30,	September 30,	December 31,
(Dollars In Thousands Except for Share and Per Share Data)	2016	2016	2016	2015	2015

Return on average assets (annualized)	1.34%	1.54%	1.41%	1.40%	1.39%
Return on average equity (annualized)	14.92%	17.00%	15.56%	14.94%	14.83%
Net interest margin	3.49%	3.51%	3.54%	3.69%	3.68%
Efficiency ratio - Bank only	50.16%	50.10%	50.48%	50.02%	50.41%
Total average equity to earning assets	9.30%	9.36%	9.38%	9.69%	9.67%
Tangible common equity ratio	8.78%	8.94%	8.78%	9.50%	9.12%

Averages
Assets	$1,324,511	$1,268,504	$1,267,482	$1,096,088	$1,112,470
Loans held for investment	947,622	915,218	922,821	810,096	824,288
Loans held for sale	63,667	45,357	47,935	45,903	42,076
Interest-bearing deposits & federal funds sold	72,680	84,008	69,860	53,402	52,716
Investment securities	194,131	182,751	184,479	149,664	156,010
Earning assets	1,275,763	1,225,910	1,223,798	1,059,232	1,075,284
Interest-bearing deposits	676,841	657,363	648,844	545,702	563,112
Total deposits	1,067,838	1,005,419	998,183	842,192	866,695
Repurchase agreements & federal funds purchased	14,881	13,981	15,433	22,373	22,017
FHLB short term borrowings	38,043	51,154	58,467	113,469	91,992
FHLB long-term borrowings	75,000	74,341	71,332	6,886	18,890
Equity	$118,654	$114,748	$114,838	$102,642	$103,948

Allowance for loan losses/loans held for investment	1.52%	1.47%	1.52%	1.59%	1.53%
Total NPA	$5,845	$1,866	$5,845	$6,616	$7,417
NPA to total assets	0.43%	0.14%	0.43%	0.59%	0.63%

Mortgage loan originations and brokered loans	$168,774	$154,022	$429,418	$379,752	$484,747
Gain on sale of mortgage loans net hedging activity	$7,122	$6,579	$16,936	$14,237	$18,528
Allowance for losses on mortgage loans sold	$1,029	$1,029	$1,029	$1,179	$1,029

Wealth Management segment - assets under management	$655,000	$625,000	$655,000	$508,000	$611,000

Book value per common share	$11.44	$11.19	$11.44	$10.23	$10.35

Composition of Loan Portfolio

	September 30, 2016		June 30, 2016		December 31, 2015		September 30, 2015
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate - owner occupied	$238,224	24.65%	$235,735	25.01%	$219,877	24.77%	$223,801	26.36%
Commercial real estate - non-owner occupied	174,342	18.04	153,206	16.25	147,580	16.63	137,081	16.15
Residential real estate	202,605	20.96	208,311	22.10	201,447	22.70	196,580	23.15
Commercial	264,794	27.40	257,139	27.28	242,527	27.33	225,147	26.52
Real estate construction	79,621	8.24	79,200	8.39	66,003	7.44	57,664	6.79
Consumer	6,959	0.71	9,138	0.97	10,044	1.13	8,764	1.03
Total loans	$966,545	100.00%	$942,729	100.00%	$887,478	100.00%	$849,037	100.00%
Less allowance for loan losses	14,696		13,834		13,563		13,474
	$951,849		$928,895		$873,915		$835,563

Composition of Deposits

	September 30, 2016		June 30, 2016		December 31, 2015		September 30, 2015
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$409,558	36.73%	$392,269	37.55%	$307,797	33.69%	$334,225	35.88%
Interest-bearing demand deposits	124,856	11.20	123,638	11.84	127,980	14.00	120,400	12.93
Savings and money market	265,308	23.79	206,566	19.78	150,021	16.42	141,953	15.24
CDARS time deposits	36,948	3.31	53,212	5.09	73,017	7.99	67,213	7.22
CDARS/ICS non-maturity deposits	46,156	4.14	35,247	3.37	15,517	1.70	15,501	1.66
Brokered deposits	68,483	6.14	69,139	6.62	103,390	11.31	117,598	12.63
Time deposits	163,744	14.69	164,474	15.75	136,022	14.89	134,545	14.44
Total Deposits	$1,115,053	100.00%	$1,044,545	100.00%	$913,744	100.00%	$931,435	100.00%

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	September 30, 2016			September 30, 2015
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$191,794	$1,033	2.15%	$159,450	$868	2.18%
Loans held for sale	63,667	574	3.61%	40,465	417	4.12%
Loans(1)	947,622	11,073	4.67%	833,341	9,837	4.72%
Interest-bearing balances and federal funds sold	72,680	98	0.54%	59,216	34	0.23%
Total interest-earning assets	1,275,763	12,778	4.01%	1,092,472	11,156	4.08%
Noninterest-earning assets:
Cash and due from banks	13,251			10,765
Premises, land and equipment	6,819			6,893
Other assets	42,642			32,470
Less: allowance for loan losses	(13,964)			(13,526)
Total noninterest-earning assets	48,748			36,602
Total Assets	$1,324,511			$1,129,074

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$137,387	$127	0.37%	$112,776	$63	0.22%
Money market deposit accounts	224,548	257	0.46%	141,821	74	0.21%
Savings accounts	37,892	47	0.50%	14,845	20	0.54%
Time deposits	277,014	918	1.33%	331,412	833	1.01%
Total interest-bearing deposits	676,841	1,349	0.80%	600,854	990	0.66%
Borrowings:
FHLB short-term borrowings	38,043	69	0.73%	58,207	32	0.22%
Securities sold under agreements to repurchase and federal funds purchased	14,881	4	0.11%	21,928	5	0.09%
FHLB long-term borrowings	75,000	213	1.14%	10,000	32	1.28%
Total borrowings	127,924	286	0.89%	90,135	69	0.31%
Total interest-bearing deposits and borrowings	804,765	1,635	0.81%	690,989	1,059	0.61%
Noninterest-bearing liabilities:
Demand deposits	390,997			324,763
Other liabilities	10,095			8,753
Total liabilities	1,205,857			1,024,505
Shareholders' Equity	118,654			104,569
Total Liabilities and Shareholders' Equity	$1,324,511			$1,129,074

Interest Spread(2)			3.19%			3.47%

Net Interest Margin(3)		$11,143	3.49%		$10,097	3.70%

(1)	Loans placed on nonaccrual status are included in loan balances.
(2)	Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3)	Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Nine Months Ended

	September 30, 2016			September 30, 2015
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$183,182	$2,954	2.15%	$149,831	$2,465	2.19%
Loans held for sale	47,935	1,355	3.77%	45,903	1,343	3.90%
Loans(1)	922,821	32,522	4.70%	810,096	28,316	4.66%
Interest-bearing balances and federal funds sold	69,860	264	0.50%	53,402	95	0.24%
Total interest-earning assets	1,223,798	37,095	4.04%	1,059,232	32,219	4.06%
Noninterest-earning assets:
Cash and due from banks	12,493			10,642
Premises, land and equipment	6,782			6,921
Other assets	38,142			32,731
Less: allowance for loan losses	(13,733)			(13,438)
Total noninterest-earning assets	43,684			36,856
Total Assets	$1,267,482			$1,096,088

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$131,859	$360	0.36%	$114,885	$190	0.22%
Money market deposit accounts	185,839	522	0.37%	121,478	183	0.20%
Savings accounts	35,047	137	0.52%	10,956	37	0.45%
Time deposits	296,099	2,755	1.24%	298,383	2,180	0.97%
Total interest-bearing deposits	648,844	3,774	0.78%	545,702	2,590	0.63%
Borrowings:
FHLB short-term borrowings	58,467	280	0.64%	113,469	203	0.24%
Securities sold under agreements to repurchase and federal funds purchased	15,433	11	0.10%	22,373	16	0.10%
FHLB long-term borrowings	71,332	576	1.08%	6,886	64	1.24%
Total borrowings	145,232	867	0.80%	142,728	283	0.26%
Total interest-bearing deposits and borrowings	794,076	4,641	0.78%	688,430	2,873	0.56%
Noninterest-bearing liabilities:
Demand deposits	349,339			296,490
Other liabilities	9,229			8,526
Total liabilities	1,152,644			993,446
Shareholders' Equity	114,838			102,642
Total Liabilities and Shareholders' Equity	$1,267,482			$1,096,088

Interest Spread(2)			3.26%			3.50%

Net Interest Margin(3)		$32,454	3.54%		$29,346	3.69%

(1)	Loans placed on nonaccrual status are included in loan balances.
(2)	Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3)	Net interest margin is net interest income, expressed as a percentage of average earning assets.

Segment Reporting

Three Months Ended	Commercial	Mortgage	Wealth			Consolidated
September 30, 2016	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$12,531	$574	$-	$5	$(332)	$12,778
Gain on sale of loans	-	8,316	-	-	-	8,316
Other revenues	682	(1,060)	773	289	(315)	369
Total revenues	13,213	7,830	773	294	(647)	21,463

Expenses:
Interest expense	1,640	261	-	66	(332)	1,635
Salaries and employee benefits	3,977	3,664	567	-	-	8,208
Other expenses	2,578	1,491	233	724	(315)	4,711
Total operating expenses	8,195	5,416	800	790	(647)	14,554

Income (loss) before income taxes	$5,018	$2,414	$(27)	$(496)	$-	$6,909

Total assets	$1,290,518	$74,195	$2,894	$18,420	$(23,189)	$1,362,838

Three Months Ended	Commercial	Mortgage	Wealth			Consolidated
September 30, 2015	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$10,909	$417	$-	$3	$(173)	$11,156
Gain on sale of loans	-	5,834	-	-	-	5,834
Other revenues	809	(954)	701	337	(315)	578
Total revenues	11,718	5,297	701	340	(488)	17,568

Expenses:
Interest expense	1,063	98	-	71	(173)	1,059
Salaries and employee benefits	3,533	2,706	464	-	-	6,703
Other expenses	1,894	1,294	273	630	(315)	3,776
Total operating expenses	6,490	4,098	737	701	(488)	11,538

Income (loss) before income taxes	$5,228	$1,199	$(36)	$(361)	$-	$6,030

Total assets	$1,081,026	$38,246	$1,228	$16,386	$(18,657)	$1,118,229

Nine Months Ended	Commercial	Mortgage	Wealth			Consolidated
September 30, 2016	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$36,379	$1,355	$-	$15	$(654)	$37,095
Gain on sale of loans	-	19,419	-	-	-	19,419
Other revenues	2,908	53	2,269	978	(950)	5,258
Total revenues	39,287	20,827	2,269	993	(1,604)	61,772

Expenses:
Interest expense	4,656	439	-	200	(654)	4,641
Salaries and employee benefits	12,065	10,563	1,655	-	-	24,283
Other expenses	6,285	4,127	783	1,943	(950)	12,188
Total operating expenses	23,006	15,129	2,438	2,143	(1,604)	41,112

Income (loss) before income taxes	$16,281	$5,698	$(169)	$(1,150)	$-	$20,660

Total assets	$1,290,518	$74,195	$2,894	$18,420	$(23,189)	$1,362,838

Nine Months Ended	Commercial	Mortgage	Wealth			Consolidated
September 30, 2015	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$31,522	$1,343	$-	$10	$(656)	$32,219
Gain on sale of loans	-	15,110	-	-	-	15,110
Other revenues	2,260	392	1,925	1,043	(932)	4,688
Total revenues	33,782	16,845	1,925	1,053	(1,588)	52,017

Expenses:
Interest expense	2,884	434	-	211	(656)	2,873
Salaries and employee benefits	10,028	8,914	1,477	-	-	20,419
Other expenses	5,578	3,903	740	1,821	(932)	11,110
Total operating expenses	18,490	13,251	2,217	2,032	(1,588)	34,402

Income (loss) before income taxes	$15,292	$3,594	$(292)	$(979)	$-	$17,615

Total assets	$1,081,026	$38,246	$1,228	$16,386	$(18,657)	$1,118,229

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100